Exhibit 10.8

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 10th Floor Costa Mesa, California 92626 Attention: David Hengstler Tax Parcel No. 17-0108-0001-547-4	Cross Reference: Deed Book 61099, Pg 60 Fulton County, Georgia, Records

CLERK'S COVER SHEET / HB 974 DISCLOSURES
1.Date of Document: February 9, 2024
2.Signatories to the Document:
a.KBSIII 201 17th Street, LLC, as Borrower
b.U.S. Bank National Association, as Agent
3.Mailing Address of Grantee/Lender:     4100 Newport Place, Suite 900, Newport Beach,                         California 9266
4.Map and Parcel ID Number:         17-0108-0001-547-4
5.Original Loan Amount
or Outstanding Principal and
Additional Advance pursuant
to a loan modification:             $325,000,000.00
6.Initial Maturity Date(s):        March 1, 2024, as extended to April 15, 2024 pursuant to this Modification Agreement, with an outside Maturity Date of March 1, 2026 pursuant to this Modification Agreement
7.Intangible Recording Tax:         $0.00
8.Intangible Recording Tax
Exemption Authority
(If Applicable):                O.C.G.A. § 48-6-65(a)(1) and Rule 560-11-8-.04 of the                         Rules and Regulations of the Georgia Department of                         Revenue
NOTE: THIS COVER SHEET DOES NOT MODIFY THE TERMS OF THE ATTACHED INSTRUMENT.

SMRH:4873-0711-6448.4	-1-

NOTE TO RECORDER: THIS INSTRUMENT AMENDS A PREVIOUSLY RECORDED DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING RECORDED AT DEED BOOK 61099, PAGE 60, FULTON COUNTY RECORDS (THE “EXISTING SECURITY DEED”) TO EXTEND THE MATURITY DATE OF THE NOTES SECURED THEREBY. INTANGIBLE RECORDING TAX IN THE AMOUNT OF $25,000.00 WAS PAID UPON RECORDATION OF THE EXISTING SECURITY DEED. THE MAXIMUM PRINCIPAL INDEBTEDNESS SECURED BY THE EXISTING SECURITY DEED IS NOT BEING INCREASED IN CONNECTION WITH THIS AGREEMENT. ACCORDINGLY, NO ADDITIONAL INTANGIBLES RECORDING TAX IS DUE.
THIRD MODIFICATION AGREEMENT
(Short Form – 201 17th Street Project)
This THIRD MODIFICATION AGREEMENT (Short Form – 201 17th Street Project) (this "Agreement") is dated as of February 9, 2024, by and between KBSIII 201 17TH STREET, LLC, a Delaware limited liability company ("Grantor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders").
RECITALS
A.    Under that certain Term Loan Agreement dated as of October 17, 2018 (the "Original Loan Agreement"), by and among KBSIII 1550 West McEwen Drive, LLC ("McEwen Borrower"), KBSIII 155 North 400 West, LLC ("400 W Borrower"), KBSIII 515 Congress, LLC ("515 Congress Borrower") and KBSIII Domain Gateway, LLC, each a Delaware limited liability company ("Domain Gateway Borrower"; Domain Gateway Borrower, together with McEwen Borrower, 400 W Borrower and 515 Congress Borrower are referred to herein collectively as "Original Borrowers"), Agent and the Lenders, as such Original Loan Agreement was amended by (i) that certain (1) First Modification and Additional Advance Agreement (Long Form) dated as of January 23, 2020, by and among Original Borrowers, Grantor, Agent and the Lenders (the "First Modification (Long Form)"), (ii) that certain (1) Second Modification Agreement (Long Form) dated as of February 28, 2023, by and among Grantor, 400 W Borrower, 515 Congress Borrower and McEwen Borrower (collectively, the "Borrowers"), Agent and the Lenders (the "Second Modification (Long Form)"), and (2) Second Modification Agreement (Short Form – 201 17th Street Project) dated as of February 28, 2023, by and between Agent and Grantor, and recorded as Instrument No. 2023-0068395 in the Official Records of Fulton County, Georgia (the "Official Records") on March 1, 2023 (the "Second Modification (Short Form)"), and (iii) the other Prior Modification Documents (as defined in the Third Modification (Long Form) (as defined below); the Original Loan Agreement, as amended by the Prior Modification Documents (as defined in the Third Modification (Long Form)), as the same may be further amended or modified in writing from time to time, is referred to herein as the "Loan Agreement"), Lenders agreed to make a term loan of up to $215,000,000.00 to Borrowers consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement), which loan amount was subsequently increased to up to $325,000,000.00 (consisting of a Revolving Portion and a Non-Revolving Portion) (as the same may be further amended hereby and by the Third Modification (Long Form), the "Loan") pursuant to the First Modification (Long Form) and the First Modification Agreement (Short Form).

SMRH:4873-0711-6448.4	-1-

Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement or the Third Modification (Long Form), as applicable.
B.    Borrower's obligations under the Loan are evidenced by those certain:
(i)    Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the "Citizens Bank Note");
(ii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the "Associated Bank Note");
(iii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the "Regions Bank Note");
(iv)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the "City National Bank Note");
(v)    Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the "US Bank Note" and collectively with the Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the "Notes"); and
(vi)    Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing (201 17th Street Project) recorded as Instrument No 2020-0014900 in Deed Book 61099, Pg 60, the Official Records on January 27, 2020 (as the same was amended pursuant to the Second Modification (Long Form) and the Second Modification (Short Form), as the same may be further amended or modified from time to time (including hereby), the "Security Deed"), which Security Deed encumbers the real property described on Exhibit A attached hereto and incorporated herein by reference.
C.    Concurrently with entering into this Agreement, Borrowers, Agent and Lenders are entering into that certain Additional Advance and Third Modification Agreement (Long Form) of even date herewith (the "Third Modification (Long Form)") pursuant to which Lenders have agreed to amend the Loan Documents, subject to the terms and conditions of the Third Modification (Long Form), to, among other things, extend the current Maturity Date and extend the outside Maturity Date.
D.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Security Deed, the Notes, and the other "Loan Documents" described in the Loan Agreement and the Third Modification (Long Form). This Agreement and the Third Modification (Long Form) also shall constitute Loan Documents.

SMRH:4873-0711-6448.4	-2-

AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Grantor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Third Modification (Long Form) is incorporated in this Agreement by reference, as though set forth in full herein.
3.On and subject to the terms and conditions of the Third Modification (Long Form), Agent and Lenders have agreed to, among other things, (A) provide for the extension of the current Maturity Date from March 1, 2024 to April 15, 2024, and (B) subject to the satisfaction of certain terms and conditions set forth in the Third Modification (Long Form), provide for an additional extension of the Maturity Date from April 15, 2024 to March 1, 2026.
4.The Security Deed is hereby amended as follows:
(a)All references in the Security Deed to the current "Initial Maturity Date" shall mean and refer to April 15, 2024. All references in the Security Deed to the “outside Maturity Date” or “OUTSIDE MATURITY DATE” shall mean and refer to the date of March 1, 2026. For the purposes of clarification, Grantor and Agent hereby acknowledge that, notwithstanding the extension of the outside Maturity Date to March 1, 2026, pursuant to the Third Modification (Long Form), Grantor has not yet satisfied the conditions to extend the current Maturity Date to the outside Maturity Date.
(b)All references in the Loan Documents to the Security Deed shall be deemed to refer to the Security Deed as amended by this Agreement. All references in the Security Deed to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).
5.In addition to all other indebtedness and obligations secured thereby, the Security Deed is amended to secure the payment and performance of the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Notes, (ii) the Loan Agreement and the other Loan Documents, as amended by the Third Modification (Long Form), (iii) the Third Modification (Long Form), (iv) this Agreement, (v) any Lender-Provided Swap Transactions, and (vi) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Lender-Provided Swap Transactions, the other Loan Documents and/or the Third Modification (Long Form), regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
6.All references in the Loan Documents to the Security Deed shall be deemed to refer to the Security Deed as amended by this Agreement. All references in the Security Deed to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).

SMRH:4873-0711-6448.4	-3-

7.This Agreement shall be governed by the laws of the State of Georgia, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
8.This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
9.Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 of the Loan Agreement (Joint Borrower Provisions) are by this reference hereby incorporated in their entirety.
10.Not a Novation. The parties each agree and acknowledge that the modifications set forth herein are not intended to be a novation or to constitute or evidence a new loan but rather a continuation of the existing Loan and the lien and charge of the Security Deed against the Property, and all assets and properties described in the Security Deed shall continue unabrogated and in full force and effect.
[SIGNATURES TO FOLLOW]

SMRH:4873-0711-6448.4	-4-

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Signed, sealed and delivered in the presence of: /s/ Amy Austin Unofficial Witness
GRANTOR:

KBSIII 201 17TH STREET, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION XXV, LLC,
    a Delaware limited liability company,
    its sole member

    By:    KBS REIT PROPERTIES III, LLC,
        a Delaware limited liability company,
        its sole member

        By:    KBS LIMITED PARTNERSHIP III,
            a Delaware limited partnership,
            its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

                By:    /s/ Charles J. Schreiber, Jr.
                    Charles J. Schreiber, Jr.,
                    Chief Executive Officer

SMRH:4873-0711-6448
[Signature Page to Third Modification (Short Form)]

Attached to and made a part of:	THIRD MODIFICATION AGREEMENT (Short Form –201 17th Street Project)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On	February	, 20	24	before me,	K. Godin, Notary Public	, personally appeared
Charles J. Schreiber, Jr.	who signed the above-referenced Instrument in my presence
and who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within
Instrument, and acknowledged to me that he/she/they executed the same in his/ her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal.
Signature	/s/K.Godin	(Seal)
Name:

Acknowledgment

Signed, sealed and delivered in the presence of: /s/ Authorized Signatory Unofficial Witness	AGENT: U.S. BANK NATIONAL ASSOCIATION, a national banking association By: /s/Chris Coburn Name: Chris Coburn Title: SVP

SMRH:4873-0711-6448
[Signature Page to Third Modification (Short Form)]

Attached to and made a part of:	THIRD MODIFICATION AGREEMENT (Short Form –201 17th Street Project)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On	February 5	, 20	24	before me,	Carrie E. Strand	, personally appeared
Christopher Coburn	who signed the above-referenced Instrument in my presence
and who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within
Instrument, and acknowledged to me that he/she/they executed the same in his/ her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal.
Signature	/s/Carrie E. Strand	(Seal)
Name:

SMRH:4873-0711-6448	Acknowledgment

EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in the County of Fulton, State of Georgia and more particularly described as follows:
PARCEL 1:
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 108 of the 17th District, City of Atlanta, Fulton County, Georgia, lying at and above 905.42 feet above "MSL" (which term means Mean Sea Level as determined by reference to the most current published datum by the U.S. Coast and Geodetic Survey for Atlanta, Georgia, as of the date hereof), and being contained within the area formed by the boundary lines more particularly described as follows:
COMMENCE at Monument BFC 04 lying at State Plane Coordinates Northing 1,378,194.1172 and Easting 2,223,416.8937, NAD 83 Georgia West Zone, said monument also described as being located at the intersection of the easterly right-of-way line of Northside Drive (variable right-of-way-width) and the southerly right-of-way line of Norfolk southern railroad (variable right-of-way width); thence run North 71° 29' 47" East, 2853.58 feet to a point on the easterly right-of-way line of State Street (variable right-of-way width); thence, run along and coincident with the easterly right-of-way line of State Street North 00° 43' 05" East, 150.00 feet to a point on the northwesterly end of the mitered intersection of the easterly right-of-way line of State Street and the northerly right-of-way line of 17th Street (variable right-of-way width); thence, run along said miter South 44° 16' 54" East, 14.14 feet to a point on the southeasterly end of said miter; thence, run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 282.90 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 65.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 305.67 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 16' 54" East, 99.81 feet to a point on the easterly right-of-way line of District Avenue (a private variable right-of-way width); thence, run South 00° 47' 05" West, 0.22 feet to a point; thence, run along and coincident with the northerly right-of-way line of 17th Street South 89° 22' 58" East, 36.48 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 20' 21" East, 49.67 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 19' 08" East, 78.40 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 11' 50" East, 87.16 feet; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street South 89° 21' 47" East, 79.54 feet to a point on the easterly right-of-way line of Market Street (a private variable right-of-way width), said point being the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, thence leave the northerly right-of-way line of 17th Street and run along and coincident with the easterly right-of-way line of Market Street the following courses and distances:
1.North 00° 57' 39" East, 13.82 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street

SMRH:4873-0711-6448.4	Exhibit A

2.North 00° 52' 35" East, 9.92 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
3.North 00° 46' 42" East, 10.03 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
4.North 00° 38' 08" East, 9.98 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
5.North 00° 36' 38" East, 10.01 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
6.North 00° 40' 29" East, 20.09 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
7.North 00° 37' 49" East, 9.93 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
8.North 00° 46' 18" East, 20.05 feet to a point; thence, continue to run along and coincident with the easterly right-of-way line of Market Street
9.North 00° 41' 53" East, 20.33 feet to a point on the southerly right-of-way line of 17-1/2 Street (a private variable right-of-way width);
Thence, leave the easterly right-of-way line of Market Street and run along and coincident with the southerly right-of-way line 17-1/2 Street the following courses and distances:
10.South 89° 18' 40" East, 19.86 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
11.South 89° 22' 43" East, 19.90 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
12.South 89° 25' 05" East, 10.35 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
13.South 89° 11' 59" East, 9.91 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
14.South 89° 09' 53" East, 10.19 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
15.South 88° 48' 21" East, 10.01 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
16.South 89° 20' 14" East, 9.99 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
17.South 89° 25' 01" East, 9.91 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
18.South 89° 06' 08" East, 10.05 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
19.South 89° 15' 59" East, 10.03 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
20.South 89° 25' 29" East, 9.92 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
21.South 89° 17' 01" East, 30.05 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
22.South 89° 24' 03" East, 10.03 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street

SMRH:4873-0711-6448.4	Exhibit A

23.North 89° 45' 53" East, 10.00 feet to a point; thence, continue to run along and coincident with the southerly right-of-way line of 17-1/2 Street
24.South 89° 12' 19" East, 8.77 feet to a point on the westerly right-of-way line of Commerce Street (a private variable right-of-way width);
Thence, leave the southerly right-of-way line of 17-1/2 Street and run along and coincident with the westerly right-of-way line of Commerce Street the following courses and distances:
25.South 01° 13' 30" West, 10.44 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
26.South 00° 50' 55" West, 10.08 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
27.South 00° 43' 01" West, 10.01 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
28.South 00° 45' 19" West, 9.93 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
29.South 00° 37' 17" West, 10.11 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
30.South 00° 42' 06" West, 19.95 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
31.South 00° 44' 35" West, 9.97 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
32.South 00° 48' 07" West, 10.08 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
33.South 00° 31' 56" West, 9.91 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
34.South 00° 37' 14" West, 10.05 feet to a point; thence, continue to run along and coincident with the westerly right-of-way line of Commerce Street
35.South 00° 50' 17" West, 13.82 feet to a point on the northerly right-of-way line of 17th Street;
Thence, leave the westerly right-of-way line of Commerce Street and run along and coincident with the northerly right-of-way line of 17th Street the following courses and distances:
36.North 89° 34' 08" West, 10.13 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
37.North 89° 30' 54" West, 9.93 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
38.North 89° 17' 48" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
39.North 89° 30' 10" West, 9.80 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
40.North 89° 11' 36" West, 10.06 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
41.North 89° 20' 05" West, 10.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street

SMRH:4873-0711-6448.4	Exhibit A

42.North 89° 16' 39" West, 9.99 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
43.North 88° 59' 57" West, 9.91 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
44.North 89° 34' 52" West, 10.07 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
45.North 88° 55' 48" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
46.North 89° 01' 03" West, 9.95 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
47.North 89° 05' 02" West, 10.16 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
48.North 89° 16' 49" West, 9.87 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
49.North 89° 28' 38" West, 10.00 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
50.North 89° 13' 55" West, 20.02 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
51.North 89° 10' 16" West, 9.89 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
52.North 89° 14' 29" West, 10.09 feet to a point; thence, continue to run along and coincident with the northerly right-of-way line of 17th Street
53.North 89° 09' 01" West, 8.88 feet to a point, said point being the TRUE POINT OF BEGINNING.
Said tract being more particularly shown as "Parcel 'O-11'" on that certain ALTA/ACSM Land Title Survey of Parcel O-11 (W/ Garage Beneath), prepared for SPUS6 Atlantic 201 Office, LP, SPUS6 Atlantic 201 Office Mortgagee, LP, Commonwealth Land Title Insurance Company, District Owners' Association, Inc., SP5 Atlantic Land Developer, LLC and Parker, Hudson, Rainer & Dobbs LLP, prepared by TerraMark Land Surveying, Inc., bearing the seal and certification of William C. Wohlford, Jr., Georgia Registered Land Surveyor No. 2577, dated November 7, 2007, last updated December 13, 2011.
PARCEL 2:
TOGETHER WITH those easement rights arising from that certain Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions and Easements for The Atlantic Redevelopment Site by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of May 7, 2004, and made effective as of October 25, 2001, recorded in Deed Book 37538, Page 38, Records of Fulton County, Georgia (the "Records"); as affected by that certain Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated April 3, 2002, recorded in Deed Book 32150, Page 616, aforesaid Records; as further affected by that certain Notice of Addition and Submission of Property by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 14, 2005, recorded in Deed Book 41134, Page 557, aforesaid Records; said Agreement Regarding Slag Depository being amended by that certain First Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware

SMRH:4873-0711-6448.4	Exhibit A

limited liability company, dated October 14, 2005, recorded in Deed Book 41134, Page 563, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Second Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated November 7, 2006, recorded in Business Book 15, Page 180, aforesaid Records, as re-recorded November 21, 2006, recorded in Deed Book 43925, Page 682, aforesaid Records; as amended by that certain First Amendment to Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions and Easements for The Atlantic Redevelopment Site by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of March 26, 2007, recorded in Deed Book 44724, Page 661, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Third Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated October 11, 2007, recorded in Deed Book 45855, Page 193, aforesaid Records; said Agreement Regarding Slag Depository being further amended by that certain Fourth Amendment to Agreement Regarding Slag Depository by Atlantic Station, L.L.C., a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49207, Page 193, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Second Amended and Restated Master Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The Atlantic Redevelopment Site by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49713, Page 633, aforesaid Records.
PARCEL 3:
ALSO TOGETHER WITH those easement rights arising from that certain Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38171, Page 37, aforesaid Records; as affected by that certain Consent to Easement Encroachment (Air Gap Easement) (Parcel O-12) by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38276, Page 128, aforesaid Records; as further affected by that certain Consent to Easement Encroachment (Air Gap Easement) (Parcels R-18 and H-1) by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of August 2, 2004, recorded in Deed Book 38276, Page 132, aforesaid Records; as amended by that certain First Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of December 21, 2004, recorded in Deed Book 39105, Page 182, aforesaid Records; as further amended by that certain Second Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of October 17, 2005, recorded in Deed Book 41149, Page 416, aforesaid Records; as further amended by that certain Third Amendment to Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by Atlantic Station, L.L.C., a Delaware limited liability company, dated as of February 9, 2007, recorded in Deed Book 44449, Page 655, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Declaration of Protective Covenants, Conditions, Restrictions, and Easements for The District by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49713, Page 638, aforesaid Records.

SMRH:4873-0711-6448.4	Exhibit A

PARCEL 4:
ALSO TOGETHER WITH those easement rights arising from that certain Declaration of Building Site Covenants, Conditions, and Restrictions for Parcel O-11 of The ATLANTIC STATION® Redevelopment Site, by Atlantic Station, L.L.C., a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 64, aforesaid Records; as assigned by that certain Assignment of Developer's Rights and Obligations Under the Declaration of Building Site Covenants, Conditions and Restrictions for Parcel O-11 of The ATLANTIC STATION® Redevelopment Site by and between Atlantic Station, L.L.C., a Delaware limited liability company ("Assignor") and SP5 Atlantic Land Developer, LLC, a Delaware limited liability company ("Assignee"), dated December 31, 2010, recorded in Deed Book 49714, Page 46, aforesaid Records.
PARCEL 5:
ALSO TOGETHER WITH those easement rights arising from that certain Utility Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 137, aforesaid Records.
PARCEL 6:
ALSO TOGETHER WITH those easement rights arising from that certain Temporary Access Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 156, aforesaid Records.
PARCEL 7:
ALSO TOGETHER WITH those easement rights arising from that certain Parking Easement Agreement by and among Atlantic Station, L.L.C., a Delaware limited liability company, District Owners' Association, Inc., a Georgia non-profit corporation, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 221, aforesaid Records; as amended by that certain First Amendment to Parking Easement Agreement by and among Atlantic Station, L.L.C., a Delaware limited liability company, District Owners' Association, Inc., a Georgia non-profit corporation, and One Market Street Office, LLC, a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49210, Page 322, aforesaid Records.
PARCEL 8:
ALSO TOGETHER WITH those easement rights arising from that certain Garage Facilities Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated August 16, 2006, recorded in Deed Book 43268, Page 268, aforesaid Records; as amended by that certain First Amendment to Garage Facilities Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and One Market Street Office, LLC, a Delaware limited liability company, dated July 21, 2010, recorded in Deed Book 49210, Page 366, aforesaid Records.

SMRH:4873-0711-6448.4	Exhibit A

PARCEL 9:
ALSO TOGETHER WITH those easement rights arising from that certain Temporary Parking Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and District Owners' Association, Inc., a Georgia non-profit corporation, dated October 17, 2005, recorded in Deed Book 41149, Page 581, aforesaid records; as amended by that certain First Amendment to Temporary Parking Easement Agreement by and between Atlantic Station, L.L.C., a Delaware limited liability company, and District Owners' Association, Inc., a Georgia non-profit corporation, dated July 30, 2008, recorded in Deed Book 47037, Page 673, aforesaid records.

SMRH:4873-0711-6448.4	Exhibit A